THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
AIG INCOME ADVANTAGE SELECTsm
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED APRIL 3, 2009
TO PROSPECTUS DATED
SEPTEMBER 5, 2008
AS SUPPLEMENTED

          The United States Life Insurance Company in the City of New York ("USL") is amending the AIG Income Advantage Select variable universal life insurance Policy prospectus for the sole purpose of providing notification of an upcoming change to the name of the product.

          Effective May 1, 2009, USL expects to change the name of AIG Income Advantage Selectsm to Income Advantage Selectsm. This change will have no impact on your rights under your Policy, and it will have no impact on your Policy's features or riders.

          For a period of time after May 1, 2009, we may provide you with confirmations, statements, illustrations and other reports that contain the name AIG Income Advantage Select.